Exhibit 10.15(m)

AMENDMENT NO. 2

to the A320 Family Aircraft Purchase Agreement

dated as of September 30, 2011

between

Airbus S.A.S

And

Frontier Airlines, Inc.

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Amendment No. 2

This Amendment No. 2 (the “Amendment”) is entered into as of December 3, 2013, between Airbus S.A.S., a société par actions simplifiée organized and existing under the laws of the Republic of France, having its registered office located at 1, Rond-Point Maurice Bellonte, 31700 Blagnac, France (the “Seller”), and Frontier Airlines, Inc., a corporation organized and existing under the laws of the State of Colorado, United States of America, having its principal corporate offices located at 7001 Tower Road, Denver, Colorado 80249-7312 USA (the “Buyer” and together with the Seller, the “Parties”).

WITNESSETH

WHEREAS, Republic Airways Holdings, Inc. (the “Original Buyer”) and the Seller entered into an A320 Family Aircraft Purchase Agreement dated as of September 30, 2011, (as amended from time to time prior to the date hereof the “Agreement”); and

WHEREAS, the Original Buyer and the Buyer have entered into an assignment and assumption agreement, dated as of November 6, 2013 (the “Assignment”); and

WHEREAS, the Buyer and the Seller wish to amend certain terms of the Agreement;

NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the Seller and the Buyer agree as follows:

1.	DEFINITIONS

Capitalized items used herein and not otherwise defined herein will have the meanings assigned to them in the Agreement. The terms “herein,” “hereof’ and “hereunder” and words of similar import refer to this Amendment.

2.	TYPE CONVERSION

Notwithstanding Paragraph ***** of Letter Agreement No. 3, the Seller hereby ***** of the following Aircraft and the Buyer hereby ***** as follows:

*****

3.	AMENDMENTS

As of the Effective Date, the Agreement is amended as follows:

(a)	Clause 0 is hereby amended as follows:

(i)	By amending and restating the definition of “Affiliate” as follows:

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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“Affiliate” – with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity; *****

(ii)	by inserting, immediately following the definition of Fourth Quarter, the following:

*****

(w)	*****

(x)	*****

(y)	*****

(z)	*****

(iii)	by inserting, immediately after the definition of the term Type Certificate, the following:

*****

(b)	The delivery schedule table set forth in Clause 9.1 of the Agreement is deleted in its entirety and replaced with the following delivery schedule table:

Aircraft Rank		Scheduled Delivery
		Quarter	Year
1	A320 Aircraft	*****	*****
2	A320 Aircraft	*****	*****
3	A320 Aircraft	*****	*****
4	A320 Aircraft	*****	*****
5	A320 Aircraft	*****	*****
6	A320 Aircraft	*****	*****
7	A320 Aircraft	*****	*****
8	A320 Aircraft	*****	*****
9	A320 Aircraft	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Privileged and Confidential

Aircraft Rank		Scheduled Delivery
		Quarter	Year
10	A320 Aircraft	*****	*****
11	A320 Aircraft	*****	*****
12	A320 Aircraft	*****	*****
13	A320 Aircraft	*****	*****
14	A320 Aircraft	*****	*****
15	A320 Aircraft	*****	*****
16	A320 Aircraft	*****	*****
17	A320 Aircraft	*****	*****
18	A320 Aircraft	*****	*****
19	A320 Aircraft	*****	*****
20	A320 Aircraft	*****	*****
21	A320 Aircraft	*****	*****
22	A320 Aircraft	*****	*****
23	A320 Aircraft	*****	*****
24	A320 Aircraft	*****	*****
25	A320 Aircraft	*****	*****
26	A320 Aircraft	*****	*****
27	A320 Aircraft	*****	*****
28	A320 Aircraft	*****	*****
29	A320 Aircraft	*****	*****
30	A320 Aircraft	*****	*****
31	A320 Aircraft	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Privileged and Confidential

Aircraft Rank		Scheduled Delivery
		Quarter	Year
32	A320 Aircraft	*****	*****
33	A320 Aircraft	*****	*****
34	A320 Aircraft	*****	*****
35	A320 Aircraft	*****	*****
36	A320 Aircraft	*****	*****
37	A320 Aircraft	*****	*****
38	A320 Aircraft]	*****	*****
39	A320 Aircraft	*****	*****
40	A320 Aircraft	*****	*****
41	A320 Aircraft	*****	*****
42	A320 Aircraft	*****	*****
43	A320 Aircraft	*****	*****
44	A320 Aircraft	*****	*****
45	A320 Aircraft	*****	*****
46	A320 Aircraft	*****	*****
47	A320 Aircraft	*****	*****
48	A320 Aircraft	*****	*****
49	A320 Aircraft	*****	*****
50	A320 Aircraft	*****	*****
51	A320 Aircraft	*****	*****
52	A320 Aircraft	*****	*****
53	A320 Aircraft	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Privileged and Confidential

Aircraft Rank		Scheduled Delivery
		Quarter	Year
54	A320 Aircraft	*****	*****
55	A320 Aircraft	*****	*****
56	A320 Aircraft	*****	*****
57	A320 Aircraft	*****	*****
58	A320 Aircraft	*****	*****
59	A320 Aircraft	*****	*****
60	A320 Aircraft	*****	*****
61	A320 Aircraft	*****	*****
62	A320 Aircraft	*****	*****
63	A319 Aircraft	*****	*****
64	A319 Aircraft	*****	*****
65	A319 Aircraft	*****	*****
66	A319 Aircraft	*****	*****
67	A319 Aircraft	*****	*****
68	A319 Aircraft	*****	*****
69	A319 Aircraft	*****	*****
70	A319 Aircraft	*****	*****
71	A319 Aircraft	*****	*****
72	A319 Aircraft	*****	*****
73	A319 Aircraft	*****	*****
74	A319 Aircraft	*****	*****
75	A319 Aircraft	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Privileged and Confidential

Aircraft Rank		Scheduled Delivery
		Quarter	Year
76	A319 Aircraft	*****	*****
77	A319 Aircraft	*****	*****
78	A319 Aircraft	*****	*****
79	A319 Aircraft	*****	*****
80	A319 Aircraft	*****	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Privileged and Confidential

(c)	Clause 10.8 of the Agreement is hereby amended to replace the reference to “Republic Airways Holdings Inc.” with “Frontier Airlines, Inc.”

(d)	Clause 20 of the Agreement is hereby amended as follows:

(i)	by amending and restating clause 20.1 in its entirety to read as follows:

“20.1	Termination Events

Each of the following will constitute a “Termination Event”

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(1)	*****

(2)	*****

(3)	*****

(4)	*****

(5)	*****

(6)	*****

(7)	*****

(8)	*****

(9)	*****

(10)	*****.

(ii)	by amending Clause 20.2.1 by adding the following immediately after the word “occurs”:

*****

(iii)	by amending and restating Clause 20.4(b) in its entirety to read as follows:

b.	*****

(iv)	by inserting a new Clause 20.2.4 as follows:

20.2.4	*****

(i)	*****

(ii)	*****

(iii)	*****

(iv)	*****

(v)	*****

(vi)	*****

(vii)	*****

(viii)	*****

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

Privileged and Confidential

*****

(v)	by deleting the ***** in its entirety.

(e)	Letter Agreement No. 3 is hereby amended as follows:

(i)	by deleting *****; and

(ii)	by deleting *****.

4.	EFFECT OF AMENDMENT

4.1

The provisions of this Amendment will constitute a valid amendment to the Agreement and the Agreement will be deemed to be amended to the extent herein provided and, except as specifically amended hereby, will continue in full force and effect in accordance with its terms. Except as otherwise provided by the terms and conditions hereof, this Amendment contains the entire agreement of the Parties with respect to the subject matter hereof and supersedes any previous understandings, commitments, or representations whatsoever, whether oral or written, related to the subject matter of this Amendment.

4.2

Both Parties agree that this Amendment will constitute an integral, nonseverable part of the Agreement, that the provisions of said Agreement are hereby incorporated herein by reference, and that this Amendment will be governed by the provisions of the Agreement, except that if the Agreement and this Amendment have specific provisions that are inconsistent, the specific provisions contained in this Amendment will govern.

5.	GOVERNING LAW

Without limiting the generality of Clause 4.2, the Parties hereby acknowledge and agree that this Amendment is subject to the governing law provisions set forth in Clause 22.6 of the Agreement.

6.	CONFIDENTIALITY

Without limiting the generality of Clause 4.2, the Parties hereby acknowledge and agree that this Amendment is subject to the confidentiality provisions set forth in Clause 22.11 of the Agreement.

7.	ASSIGNMENT

Without limiting the generality of Clause 4.2, the Parties hereby acknowledge and agree that this Amendment is subject to the assignment and transfer provisions set forth in the Agreement.

*****	Confidential portions of the material have been omitted and filed separately with the Securities and Exchange Commission.

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8.	COUNTERPARTS

This Amendment may be signed by the Parties in counterparts, which when signed and delivered will each be an original and together constitute but one and the same instrument. Counterparts may be delivered in original, faxed or emailed form, with originals to be delivered in due course.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers or agents as of the day and year first above written.

Airbus S.A.S.

By:	/s/ Christophe Mourey
Christophe Mourey
Senior Vice President Contracts

Frontier Airlines, Inc.

By:	/s/ David N Siegel
David N Siegel
President & CEO

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